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September 8, 1999


VIA EDGAR
--------------------------


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  AUSA Life Insurance Company, Inc. Separate Account C -
     AUSA Marquee Variable Annuity
     File No.333-65145, 811-9062, CIK 947506
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), AUSA Life Insurance Company, Inc. Separate Account C, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the following underlying management investment companies:
Variable Insurance Products Fund, Variable Insurance Products Fund II, Dreyfus Variable Investment Fund, T. Rowe Price International Series, Inc., T. Rowe Price Equity Series, Inc. and OCC Accumulation Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi-annual reports were filed with the Commission via EDGAR on the dates indicated:

 .    Variable Insurance Product Fund (CIK: 356494) filed August 27, 1999
 .    Variable Insurance Products Fund II (CIK: 831016) filed August 27, 1999
 .    Dreyfus Variable Investment Fund (CIK: 813383) filed August 30, 1999
 .    T. Rowe Price International Series, Inc. (CIK: 918292) filed August 13,
     1999
 .    T. Rowe Price Equity Series, Inc.(CIK: 918294)
        T. Rowe Price Equity Income Portfolio filed August 13, 1999
        T. Rowe Price New America Growth Portfolio filed August 16, 1999
 .    OCC Accumulation Trust (CIK: 923185) filed August 23, 1999


To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,


/s/  Gregory E. Miller-Breetz


Gregory E. Miller-Breetz
Assistant General Counsel